SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2006

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                                PATHOGENICS, INC.
             (Exact name of registrant as specified in its charter)




Delaware                           333-123431                 43-2078278
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)




     99 Derby Street
     Suite 200
     Hingham, MA                                              02043
(Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code: (781) 556-1090

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Item 5.02(b).     Departure of Directors of Principal Officers

     On May 11, 2006, the holders of a majority of the shares of currently issued and outstanding common stock of the Pathogenics, Inc. (the "Company") entitled to vote at an election of directors approved by written consent a resolution removing William L. Sklar as a director of the Corporation, in accordance with the applicable provisions of Sections 141 and 228 of the General Corporation Law of Delaware and effective as of the date of the approval of the resolution.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pathogenics, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 11, 2006          PATHOGENICS, INC.


                            By: /s/ Frederic P. Zotos
                            -------------------------------
                            Frederic P. Zotos
                            President and Chief Executive Officer

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